TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement dated October 15, 2010 to the Prospectuses dated May 1, 2010, and to the
Statement of Additional Information dated May 1, 2010, each as previously supplemented

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Transamerica Partners Large Growth
Transamerica Partners Institutional Large Growth

Effective on or about November 17, 2010, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with OFI Institutional Asset Management, Inc. with respect to Transamerica Large Growth Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth are invested.  The funds’ assets will be allocated in equal amounts to the funds two remaining sub-advisers, Jennison Associates, LLC (“Jennison”) and Wellington Management Company, LLP.  Effective on or about November 17, 2010, the fund’s sub-advisory fee schedule on behalf of Jennison will be as follows:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets)*:

First $250 million	0.40%
$250 million to $500 million	0.35%
$500 million to $1 billion	0.30%
$1 billion to $1.5 billion	0.25%
Over $1.5 billion	0.22%

*

For purposes of calculating the subadvisory fee rate payable by TAM to Jennison, the assets in the funds will be aggregated with the assets of Transamerica Jennison Growth and Transamerica Jennison Growth VP.

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Transamerica Partners Money Market
Transamerica Partners Institutional Money Market

The following paragraph is added as paragraph four to the section of the Statement of Additional Information entitled “Disclosure of Portfolio Holdings” beginning on page 117:

Beginning no later than December 7, 2010, Transamerica Partners Money Market and Transamerica Partners Institutional Money Market will file monthly a schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP.  The information filed on Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains.  Beginning no later than October 8, 2010, a schedule of portfolio holdings for Transamerica Partners Money Market and Transamerica Partners Institutional Money Market will be posted each month to the portfolios’ website in accordance with Rule 2a-7(c)(12) under the Investment Company Act of 1940, as amended.

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Investors Should Retain this Supplement for Future Reference